                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) JULY 1, 1999




                         PLUM CREEK TIMBER COMPANY, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-10239               91-1912863
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



      999 THIRD AVENUE, SUITE 2300                              98104-4096
         SEATTLE, WASHINGTON                                    (Zip Code)
 (Address of principal executive offices)



        Registrant's telephone number, including area code (206) 467-3600



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ITEM 5. OTHER EVENTS

        On July 1, 1999, Plum Creek Timber Company, L.P., a Delaware limited partnership (the "Partnership") completed its conversion from a publicly traded limited partnership to a publicly traded real estate investment trust. This conversion was accomplished through the simultaneous merger of the Partnership with and into a wholly-owned subsidiary of Plum Creek Timber Company, Inc., a Delaware corporation (the "Corporation"), and the merger of Plum Creek Management Company, L.P., a Delaware limited partnership and the former general partner of the Partnership, with and into the Corporation.

        As a result of the completed mergers and the resulting exchange of the Partnership's outstanding depositary units for the Corporation's common stock, the Corporation became the successor registrant to the Partnership under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to its common stock, and will succeed to the Partnership's reporting obligations thereunder. Pursuant to Rule 12g-3, promulgated under the Exchange Act, the common stock of the Corporation is deemed to be registered under paragraph (b) of Section 12 of the Exchange Act.

        The Corporation's common stock will trade under the same symbol ("PCL") on the New York Stock Exchange. In addition, the Corporation's common stock is listed on the Pacific Exchange under the same symbol. A copy of the press release announcing the completion of the conversion is attached hereto as an exhibit and is incorporated herein by reference.

        The description of the Corporation's securities is incorporated by reference from the description set forth under the heading "Description of Capital Stock" in the Prospectus contained in the registrant's Registration Statement on Form S-4, as amended, filed with the Securities and Exchange Commission on January 28, 1999 (Registration No. 333-71371).

        Letters of Transmittal are being sent to the former holders of the Partnership's depositary unit certificates requesting that they exchange their depositary unit certificates for certificates representing shares of the Corporation's common stock.

ITEM 7. EXHIBITS

     EXHIBIT
     NUMBER         DESCRIPTION
     ------         -----------
        2.1     Agreement and Plan of Merger, dated as of July 17, 1998, by and among Plum Creek Timber Company, L.P., Plum Creek Timber
                Company, Inc. and Plum Creek Acquisition Partners, L.P.*

        2.2 Agreement and Plan of Merger, dated as of July 17, 1998, by and between Plum Creek Timber Company, Inc. and Plum Creek
                Management Company, L.P.*

        3.1     Certificate of Incorporation of the Registrant

        3.2     Amended and Restated Bylaws of the Registrant*

        99.1    Press Release, dated July 1, 1999



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* Incorporated by reference to the Registration Statement on Form S-4, as amended, of Plum Creek Timber Company, Inc., filed with the Securities and Exchange Commission (Registration No. 333-71371) dated January 28, 1999.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PLUM CREEK TIMBER COMPANY, INC.


                                            By: /s/ James A. Kraft
                                               ---------------------------------
                                               James A. Kraft
                                               Vice President, General Counsel
                                               and Secretary

Date: July 1, 1999



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                                        EXHIBIT INDEX

      EXHIBIT
      NUMBER               DESCRIPTION
      ------               -----------
        2.1     Agreement and Plan of Merger, dated as of July 17, 1998, by and among Plum Creek Timber Company, L.P., Plum Creek Timber
                Company, Inc. and Plum Creek Acquisition Partners, L.P.*

        2.2 Agreement and Plan of Merger, dated as of July 17, 1998, by and between Plum Creek Timber Company, Inc. and Plum Creek
                Management Com pany, L.P.*

        3.1     Certificate of Incorporation of the Registrant

        3.2     Amended and Restated Bylaws of the Registrant*

        99.1    Press Release, dated July 1, 1999


* Incorporated by reference to the Registration Statement on Form S-4, as amended, of Plum Creek Timber Company, Inc., filed with the Securities and Exchange Commission (Registration No. 333-71371) dated January 28, 1999.



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